Exhibit 99.1

Alkami Announces Third Quarter 2022 Financial Results

PLANO, Texas (November 3, 2022) — Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its third quarter ending September 30, 2022.

Third Quarter 2022 Financial Highlights
•GAAP total revenue of $53.4 million, an increase of 34% compared to the year-ago quarter;
•GAAP gross margin of 52%, compared to 56% in the year-ago quarter;
•Non-GAAP gross margin of 57%, compared to 58% in the year-ago quarter;
•GAAP net loss of $(20.0) million, compared to $(11.2) million in the year-ago quarter; and
•Adjusted EBITDA loss of $(4.6) million, compared to $(6.1) million in the year-ago quarter.

Comments on the News
Alex Shootman, Chief Executive Officer, said, “In the third quarter, we continued to see strong market demand for Alkami’s innovative end-to-end digital solutions along with our commitment to client service. We added ten new logos to the Alkami digital banking community, bringing our year-to-date new logo sales count to fifteen credit unions and seven banks, substantially outpacing the same period last year. In addition, we successfully renewed six clients’ contracts and continued to expand add-on sales as our clients seek more ways to accelerate their digital transformation.”

Shootman added, “Nearly 80% of Americans prefer to bank digitally and financial institutions are answering the call by putting the digital banking experience first. Our sales performance in the quarter is a testament to Alkami’s organization-wide passion for helping financial institutions leverage technology to improve their customer experience, increase digital engagement and become true partners when it comes to their customers' financial well-being.”

“We exited the third quarter with 13.7 million digital banking users on the Alkami platform, up 20% from the year-ago quarter,” said Bryan Hill, Chief Financial Officer. “In addition, add-on sales represented over 34% of new sales during the year, and there are now 40 new logos in implementation, which, along with significant add-on sales, represent a total of $43 million in Annual Recurring Revenue in backlog. We exited the quarter with Annual Recurring Revenue of $214 million, up 38% compared to the year-ago quarter. And our revenue per user continued to increase, ending the quarter at $15.57.”

2022 Financial Outlook
Alkami’s financial outlook is based on current expectations. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its fourth quarter ending December 31, 2022 of:
•GAAP total revenue in the range of $54.3 million to $55.3 million;
•Adjusted EBITDA loss in the range of $(5.0) million to $(4.0) million.

Alkami is providing guidance for its calendar year ending December 31, 2022 of:
•GAAP total revenue in the range of $203.0 million to $204.0 million;
•Adjusted EBITDA loss in the range of $(18.6) million to $(17.6) million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-877-870-4263 and internationally at 1-412-317-0790 using passcode 10171281. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening and loan origination, multi-payment fraud prevention, and data analytics and engagement solutions. To learn more, visit www.alkami.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on our business, financial condition, and results of operations. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss attributable to common stockholders, plus (1) convertible preferred stock deemed and accrued dividends, (2) provision (benefit) for income taxes (3) loss on financial instruments, (4) amortization, (5) stock-based compensation expense, and (6) acquisition-related expenses, net. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision (benefit) for income taxes, (2) loss on financial instruments, (3) interest expense, net, (4) depreciation and amortization (5) stock-based compensation expense, and (6) acquisition-related expenses, net. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues for all clients on the platform in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including (benefit) provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	September 30,	December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$96,636	$308,581
Marketable securities	112,215	—
Accounts receivable, net	26,304	20,821
Deferred implementation costs, current	7,053	6,272
Prepaid expenses and other current assets	13,108	9,487
Total current assets	255,316	345,161
Property and equipment, net	13,468	11,828
Deferred implementation costs, net of current portion	21,013	17,991
Intangibles, net	44,290	11,164
Goodwill	146,036	48,091
Other assets	5,162	2,275
Total assets	$485,285	$436,510
Liabilities and Stockholders' Equity (Deficit)
Current liabilities
Current portion of long-term debt	$2,125	$1,563
Accounts payable	3,214	3,649
Accrued liabilities	25,276	19,083
Deferred rent and tenant allowance, current	750	705
Deferred revenues, current portion	8,673	8,198
Total current liabilities	40,038	33,198
Long-term debt, net	82,415	23,053
Deferred revenues, net of current portion	13,597	13,873
Deferred rent and tenant allowance, net of current portion	4,620	5,190
Deferred income taxes	341	85
Other non-current liabilities	16,400	16,500
Total liabilities	157,411	91,899
Stockholders’ Equity (Deficit)
Preferred stock, $0.001 par, 10,000,000 shares authorized and 0 shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock, $0.001 par, 500,000,000 shares authorized; and 91,477,997 and 89,954,657 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	91	90
Additional paid-in capital	695,324	658,374
Accumulated deficit	(367,541)	(313,853)
Total stockholders’ equity	327,874	344,611
Total liabilities and stockholders' equity	$485,285	$436,510

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenues	$53,412	$39,761	$148,732	$109,724
Cost of revenues(1)	25,844	17,387	69,081	49,064
Gross profit	27,568	22,374	79,651	60,660
Operating expenses:
Research and development	18,222	12,877	48,973	35,897
Sales and marketing	9,721	7,216	27,822	17,858
General and administrative	18,337	12,415	54,114	34,348
Acquisition-related expenses, net	737	915	155	2,177
Amortization of acquired intangibles	370	93	796	274
Total operating expenses	47,387	33,516	131,860	90,554
Loss from operations	(19,819)	(11,142)	(52,209)	(29,894)
Non-operating income (expense):
Interest income	851	223	1,383	364
Interest expense	(1,185)	(300)	(2,336)	(908)
Loss on financial instruments	(59)	—	(446)	(3,035)
Loss before income taxes	(20,212)	(11,219)	(53,608)	(33,473)
Provision (benefit) for income taxes	(163)	—	80	—
Net loss	(20,049)	(11,219)	(53,688)	(33,473)
Less: cumulative dividends and adjustments to redeemable convertible preferred stock	—	—	—	(277)
Net loss attributable to common stockholders:	$(20,049)	$(11,219)	$(53,688)	$(33,750)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.22)	$(0.13)	$(0.59)	$(0.60)
Weighted average number of shares of common stock outstanding:
Basic and diluted	91,182,235	87,641,416	90,703,061	56,320,288
(1) Includes amortization of acquired technology of $1.4 million and $0.1 million for the three months ended September 30, 2022 and 2021, respectively, and $2.6 million and $0.4 million for the nine months ended September 30, 2022 and 2021, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Nine months ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(53,688)	$(33,473)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	5,512	2,384
Accrued interest on marketable securities, net	(67)	—
Stock-based compensation expense	33,596	7,793
Amortization of debt issuance costs	112	39
Gain on revaluation of contingent consideration	(2,700)	—
Loss on financial instruments	446	3,035
Deferred taxes	(80)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,688)	(5,741)
Prepaid expenses and other current assets	(2,802)	(689)
Accounts payable and accrued liabilities	3,590	12,758
Deferred implementation costs	(3,804)	(1,612)
Deferred rent and tenant allowances	(525)	(397)
Deferred revenues	53	(899)
Net cash used in operating activities	(24,045)	(16,802)
Cash flows from investing activities:
Purchase of marketable securities	(164,093)	—
Proceeds from maturities and redemptions of marketable securities	51,500	—
Purchases of property and equipment	(964)	(870)
Capitalized software development costs	(2,778)	(1,275)
Acquisition of business, net of cash acquired	(131,339)	(18,326)
Net cash used in investing activities	(247,674)	(20,471)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	85,000	—
Principal payments on debt	(24,688)	—
Debt issuance costs paid	(773)	—
Proceeds from exercise of warrants	—	645
Proceeds from ESPP issuance	1,841	—
Payments for taxes related to net settlement of equity awards	(596)	—
Proceeds from stock option exercises	2,109	6,417
Deferred IPO issuance costs paid	—	(4,520)
Repurchase of common stock	—	(3,497)
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	—	192,810
Payment of Series B dividend	—	(4,969)
Net cash provided by financing activities	62,893	186,886
Net (decrease) increase in cash and cash equivalents and restricted cash	(208,826)	149,613
Cash and cash equivalents and restricted cash, beginning of period	312,954	171,663
Cash and cash equivalents and restricted cash, end of period	$104,128	$321,276

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP total revenues	$53,412	$39,761	$148,732	$109,724

	September 30,
	2022	2021
Annual Recurring Revenue (ARR)	$213,640	$154,805
Registered Users	13,726	11,408
Revenue per Registered User (RPU)	$15.57	$13.57

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP cost of revenues	$25,844	$17,387	$69,081	$49,064
Amortization	(1,530)	(117)	(2,825)	(353)
Stock-based compensation expense	(1,244)	(544)	(3,278)	(1,242)
Non-GAAP cost of revenues	$23,070	$16,726	$62,978	$47,469

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP gross margin	51.6%	56.3%	53.6%	55.3%
Amortization	2.9%	0.2%	1.9%	0.3%
Stock-based compensation expense	2.3%	1.4%	2.2%	1.1%
Non-GAAP gross margin	56.8%	57.9%	57.7%	56.7%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP research and development expense	$18,222	$12,877	$48,973	$35,897
Stock-based compensation expense	(3,023)	(793)	(7,487)	(1,795)
Non-GAAP research and development expense	$15,199	$12,084	$41,486	$34,102

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP sales and marketing expense	$9,721	$7,216	$27,822	$17,858
Stock-based compensation expense	(1,112)	(266)	(2,859)	(609)
Non-GAAP sales and marketing expense	$8,609	$6,950	$24,963	$17,249

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP general and administrative expense	$18,337	$12,415	$54,114	$34,348
Stock-based compensation expense	(6,535)	(1,748)	(19,332)	(4,147)
Non-GAAP general and administrative expense	$11,802	$10,667	$34,782	$30,201

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP net loss attributable to common stockholders	$(20,049)	$(11,219)	$(53,688)	$(33,750)
Convertible preferred stock deemed and accrued dividends	—	—	—	277
Provision (benefit) for income taxes	(163)	—	80	—
Loss on financial instruments	59	—	446	3,035
Amortization	1,900	209	3,621	627
Stock-based compensation expense	11,914	3,352	32,956	7,793
Acquisition-related expenses, net(1)	737	915	155	2,177
Non-GAAP net loss	$(5,602)	$(6,743)	$(16,430)	$(19,841)

(1) Acquisition-related expenses, net include the accrual of deferred compensation due to the former owner of the acquired business, ACH Alert, in addition to acquisition related-expenses associated with the acquisition of MK and Segmint, primarily related to legal, consulting, and professional fees. These expenses are offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
GAAP net loss	$(20,049)	$(11,219)	$(53,688)	$(33,473)
Provision (benefit) for income taxes	(163)	—	80	—
Loss on financial instruments	59	—	446	3,035
Interest expense, net	334	77	953	544
Depreciation and amortization	2,550	802	5,512	2,384
Stock-based compensation expense	11,914	3,352	32,956	7,793
Acquisition-related expenses, net	737	915	155	2,177
Adjusted EBITDA	$(4,618)	$(6,073)	$(13,586)	$(17,540)

(1) Acquisition-related expenses, net include the accrual of deferred compensation due to the former owner of the acquired business, ACH Alert, in addition to acquisition related-expenses associated with the acquisition of MK and Segmint, primarily related to legal, consulting, and professional fees. These expenses are offset by the $2.7 million gain on contingent consideration related to the purchase of MK.

Investor Relations Contact
Steve Calk
Andrew Vinas
ir@alkami.com

Media Relations Contacts
Jennifer Cortez
jennifer.cortez@alkami.com

Katie Schimmel
katie@outlookmarketingsrv.com